U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 25, 1997


                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                          0-21743                   36-3680347
---------------                    -----------              ------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA             33901
--------------------------------------------------           ---------
  (Address of principal executive offices)                   (Zip Code)


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ITEM 5.    OTHER EVENTS.

         On September 25, 1997, NeoMedia Technologies, Inc. ("NeoMedia") acquired all of the stock of Allegiant Legacy Solutions, Inc. ("ALS"), an Ohio corporation, from its two shareholders, George G. Luntz and Gerald L. Willis (collectively, the "Sellers") in accordance with a Stock Purchase Agreement (the "Agreement") entered into between the parties. ALS is located in Cincinnati, Ohio, and primarily sells licenses to proprietary software tools that identify, seek and automatically correct date data that is stored in various formats across both program code and specific data files. The Sellers were the owners of 200 shares of common stock of ALS, which constituted all of the issued and outstanding shares of common capital stock of ALS. The Sellers sold all of their shares in ALS for an aggregate of 1,070,000 shares of authorized, but unissued common stock of NeoMedia. The number of shares of NeoMedia's common stock received by the Sellers was determined through arms-length negotiations between the parties. As part of the transaction, NeoMedia agreed, pursuant to a Registration Rights Agreement entered into between the parties, to register, as requested from time to time by one or both of the Sellers, all or a portion of the shares issued to the Sellers pursuant to the Agreement after September 25, 1997 and after NeoMedia has publicly reported its financial results for the fourth calendar quarter of 1997. George Luntz, President of ALS, entered into an employment agreement with NeoMedia, and Gerald Willis, Vice President of Sales of ALS, entered into a consulting agreement with NeoMedia. This transaction will be accounted for as a pooling of interests.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

As of September 25, 1997, it is impracticable to provide the required financial statements of ALS. The required financial statements of ALS will be filled as an amendment to this Form 8-K not later than December 9, 1997.

(b) Pro Forma Financial Information

As of September 25, 1997, it is impracticable to provide the required pro forma financial information. The required pro forma financial information will be filled as an amendment to this Form 8-K not later than December 9, 1997.

(c) Exhibits

99.1 Stock Purchase Agreement Dated August 30, 1997 By and Between NeoMedia Technologies, Inc. and George Luntz and Gerald L. Willis

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99.2   Registration Rights Agreement Dated September 25, 1997 By and Between
       NeoMedia Technologies, Inc. and Gerald L. Willis and George G. Luntz

99.3 Consulting Agreement Dated August 30, 1997 By and Between NeoMedia Technologies, Inc. and Gerald L. Willis

99.4 Employment Agreement Dated August 30, 1997 By and Between NeoMedia Technologies, Inc. and George Luntz


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEOMEDIA TECHNOLOGIES, INC.
                                            ---------------------------
                                                   (Registrant)



Date: OCTOBER 8, 1997               By: /s/  CHARLES W. FRITZ
                                        -------------------------------
                                    Charles W. Fritz, President, Chief Executive
                                    Officer and Chairman of the Board


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                                  EXHIBIT INDEX

SEQUENTIAL
   PAGE      EXHIBIT
  NUMBER      NUMBER      DOCUMENT
 ---------   --------     --------

    6          99.1       Stock Purchase Agreement Dated August 30, 1997 By and
                          Between NeoMedia Technologies, Inc. and George Luntz and Gerald L. Willis

   62          99.2       Registration Rights Agreement Dated September 25, 1997
                          By and Between NeoMedia Technologies, Inc. and
                          Gerald L. Willis and George G. Luntz

   76          99.3       Consulting Agreement Dated August 30, 1997 By and
                          Between NeoMedia Technologies, Inc. and Gerald L.
                          Willis

   89          99.4       Employment Agreement Dated August 30, 1997 By and
                          Between NeoMedia Technologies, Inc. and George Luntz


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